RNC GENTER DIVIDEND INCOME FUND
A series of the Investment Managers Series Trust

SUPPLEMENT DATED OCTOBER 28, 2009
To The Prospectus Dated January 5, 2009 as Amended on January 21, 2009

The following replaces the section titled “Principal Investment Strategies” on page 3 of the Prospectus:

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its assets plus borrowings for investment purposes in equity securities of large capitalization companies that have records of paying dividends.  The Fund will not change this 80% investment policy unless it gives shareholders at least 60 days advance written notice.  For purposes of the Fund’s investments, large capitalization companies are those with market capitalizations of $2 billion or higher, at the time of initial purchase.  The Fund will invest in a diversified portfolio of 25 to 50 securities typically spread across many economic sectors.  Investments in and weightings of individual sectors will vary based on the Advisor’s assessment of valuation and the economic outlook.

The Fund may invest up to 20% of its assets in foreign securities.  The Fund’s investments in foreign securities will primarily be in American Depository Receipts (“ADRs”).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

The Advisor employs a three step process in selecting the Fund’s investments.  First, a quantitative screening is used to identify companies that have 1) tax-advantaged dividend payments, 2) market capitalizations greater than $2 billion, 3) dividend growth, and 4) investment grade debt rating. Secondly, a thorough fundamental analysis of the companies is conducted focusing on valuation and key balance sheet and income statement information.  Finally, a three factor decision matrix is applied to ensure an acceptable balance of dividend payment, appreciation and risk.

The Advisor will sell a security when one or more of the following occurs: 1) the security’s dividend is reduced to what the Advisor believes is an unacceptable amount per share, 2) the yield falls below acceptable parameters, 3) there is a fundamental development that weakens the company’s balance sheet, 4) the company’s underlying debt rating falls below investment grade, or 5) its price target is realized.

When the Advisor believes equity market conditions are not favorable to the Fund’s principal investment strategies, the Fund may temporarily invest up to 100% of its assets in cash or high quality short-term money market instruments.  In such a case, the Fund may not achieve its investment objective.

Please file this Prospectus Supplement with your records.